Goldman Sachs Funds

================================================================================
HIGH YIELD FUND                                Semiannual Report  April 30, 1998
================================================================================

                                               A high level of current income

                                               through a diversified portfolio

                                               of high yield securities.
                           [GRAPHICS]

                                                                        [LOGO]
                                                                        Goldman
                                                                        Sachs

GOLDMAN SACHS HIGH YIELD FUND


Fund Basics
as of April 30, 1998


                             Assets Under Management
                             -----------------------
                                 $453.8 Million
                             -----------------------

                               Number of Holdings
                             -----------------------
                                       173
                             -----------------------


                                 NASDAQ SYMBOLS


                                 Class A Shares
                             -----------------------
                                      GSHAX
                             -----------------------


                                 Class B Shares
                             -----------------------
                                      GSHBX
                             -----------------------


                                 Class C Shares
                             -----------------------
                                      GSHCX
                             -----------------------


                              Institutional Shares
                             -----------------------
                                      GSHIX
                             -----------------------


                                 Service Shares
                             -----------------------
                                      GSHSX
                             -----------------------


================================================================================
PERFORMANCE REVIEW
================================================================================

October 31, 1997-           Fund Total Return      30-Day          Lehman High
April 30, 1998              (based on NAV)(1)   SEC Yield(2)      Yield Index(3)
--------------------------------------------------------------------------------
Class A                            7.19%           7.34%              5.68%
Class B                            6.80%           6.92%              5.68%
Class C                            6.80%           6.91%              5.68%
Institutional                      7.33%            N/A               5.68%
Service                            7.09%            N/A               5.68%

--------------------------------------------------------------------------------

(1) The net asset value represents the net assets of the Fund (ex-dividend) divided by the total number of shares.

(2) The 30-Day SEC Yield of the Fund is calculated by dividing the net investment income per share (as defined by the Securities and Exchange Commission) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price per share of the Fund on the last day of the period. This number is compounded semiannually and then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders.

(3) The Lehman High Yield Bond Index figures do not reflect any fees or expenses. In addition, investors cannot invest directly in the Index.


================================================================================
SEC RETURNS(4)
================================================================================

For the period
ending 3/31/98      Class A     Class B    Class C   Institutional   Service
--------------------------------------------------------------------------------
Since Inception      3.88%       2.99%       7.34%       8.96%        8.63%
                   (8/1/97)    (8/1/97)    (8/15/97)   (8/1/97)     (8/1/97)

--------------------------------------------------------------------------------

(4) The SEC Cumulative Total Return is determined by computing the percentage change in the value of $1,000 invested at the maximum public offering price for specified periods, assuming reinvestment of all distributions at NAV. The total return calculation reflects a maximum initial sales charge of 4.5% for Class A shares, the assumed deferred sales charge for Class B shares (5% maximum declining to 0% after six years) and the assumed deferred sales charge for Class C shares (1% if redeemed within 12 months of purchase). The public offering price of the Class A shares on 3/31/98 was $10.83 and represents the NAV plus the maximum sales charge of 4.5%.

================================================================================
TOP 10 HOLDINGS AS OF 4/30/98(5)
================================================================================

Company                              Line of Business             % of Portfolio
--------------------------------------------------------------------------------
Intertek Finance PLC                 Industrial Services               2.0%
Colt Telecom                         Telecommunications                1.8%
Viasystems Inc.                      Technology                        1.7%
Geberit International S.A.           Building Products                 1.7%
CSC Holdings Inc.                    Cable TV                          1.3%
Ineos PLC                            Chemicals                         1.2%
Nextel Communications Inc.           Telecommunications                1.2%
International Wire Group             Capital Goods                     1.2%
Newport News Shipbuilding            Defense                           1.2%
Southern Foods Group LP              Food                              1.2%
--------------------------------------------------------------------------------
Credit Allocation:  BBB 0.2%    BB 5.3%    B 88.1%    CCC/NR 5.4%    Cash 1.0%

--------------------------------------------------------------------------------
(5) The Fund is actively managed and, as such, its composition may differ over time.

Total return figures represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor's shares, when redeemed, may be worth more or less than their original cost. Performance reflects fee waivers in effect. In their absence, performance would be reduced.

                                                   GOLDMAN SACHS HIGH YIELD FUND


Market Overview


Dear Shareholders,

Investors placed approximately $38.9 billion into fixed income funds over the six-month period ended April 30, 1998 alone -- slightly less than 1.4 times the amount invested in all of 1997.* Yet despite a renewed interest in fixed income securities in the wake of Asian market turbulence, performance for bond markets across the globe was mixed.


     o In the Dollar Bloc, the U.S. Bond Market Shines -- Late in 1997, U.S. bond prices rose as fixed income securities became the investment of choice in the aftermath of Asia's financial crisis. The rally continued into 1998, helped along by, among other factors, a strengthening U.S. dollar. By period-end, however, it was apparent that Asia's impact was less severe than anticipated. Interest in U.S. bonds waned as volatility in overseas markets subsided. Elsewhere in the dollar bloc, Canadian bonds, after a period of good performance, fared poorly as Canada's Central Bank increased interest rates to support a declining dollar. Australian and New Zealand markets also faltered, in part due to New Zealand's declining dollar and a downgrade in Australia's foreign debt rating.

     o European Market Performance Was Generally Strong -- Early in the period, Europe's bond markets rallied following an announcement by German officials that European Monetary Union (EMU) short-term interest rates would converge at the lower level of the core markets. The rallies continued into the new year, reinforced in part by "softer" retail sales data and lower-than-expected gross domestic product data. Italy was the exception, as ongoing concerns about its suitability as a member of EMU adversely affected its bond market.

     o Japan's Market Stumbled -- Continued troubles in the banking sector were a significant factor behind Japan's poor bond market performance early in the period. After a brief journey into positive territory in December, the market would continue its poor showing in the wake of the resignation of the Minister of Finance and amid assumptions that measures of fiscal stimulus were in the offing. When the long-awaited economic stimulus package was finally released, it was viewed skeptically. Although the package was larger than anticipated, significant doubt remained as to whether it could lead to Japan's long-term recovery.

     o Outlook -- Near-Term Prospects for Most Markets Are Good -- In the U.S., the Federal Reserve Board has reassumed its pre-Asian financial crisis bias to tighten. For now, though, we expect interest rates to remain relatively stable. In Europe, inflationary pressures remain muted, and it is likely that rates will remain on hold until such pressures appear. Finally, in Japan, economic weakness will continue to place downward pressure on Japanese government bond yields. Short-term, however, these pressures should be alleviated somewhat by the fiscal stimulus measures currently in place.

          We encourage you to maintain your long-term investment program, and look forward to serving your investment needs in the years ahead.

          Sincerely,


          /s/ David B. Ford           /s/ John P. McNulty


          David B. Ford               John P. McNulty
          Co-Head, Goldman Sachs      Co-Head, Goldman Sachs
          Asset Management            Asset Management



          /s/ Sharmin Mossavar-Rahmani


          Sharmin Mossavar-Rahmani
          CIO Fixed Income Investments,
          Goldman Sachs Asset Management

          May 29, 1998


     *    Source: The Investment Company Institute

GOLDMAN SACHS HIGH YIELD FUND


Performance Overview


Dear Shareholders,

We are pleased to report on the performance of the Goldman Sachs High Yield Fund for the six-month period ended April 30, 1998.


          Performance Review: Strong Performance Relative to Benchmark

          Over the six-month period ended April 30, 1998, each of the Fund's share classes significantly outperformed the 5.68% return of the Fund's benchmark, the Lehman High Yield Index. Performance benefited from the portfolio's concentration in B-rated issuers and limited exposure to commodity sectors, such as steel, which were hardest hit from the Asian crisis. Several factors supported the high yield market's higher levels during this period. These included the continuing strength of the U.S. stock market and the ample liquidity available to companies from competing sources, such as banks and private equity.

          In April, bond market volatility increased on concerns that U.S. short-term interest rates would rise. At first, traders were reluctant to price their inventory at lower levels, despite signs of waning investor interest amid a crowded new issue market. However, secondary market prices started to drift lower once portfolio managers sought to raise cash for higher yielding new deals. This impacted several of the Fund's holdings, especially when existing issuers or companies in related industries announced plans to issue high yield debt.

          Investment Objective

          The Fund seeks a high level of current income and, secondarily, may also consider the potential for capital appreciation. The Fund invests primarily in fixed income securities rated below investment grade.

          Portfolio Composition

          As of April 30, 1998, the Fund was fully invested and diversified among 173 issues. We have maintained this relatively broad allocation because of low credit differentials among sectors and individual issues. In addition, until recently, demand has outstripped supply of bonds issued by industrial companies. This scenario has made it difficult to build up sizable positions at attractive levels. The Fund reduced its exposure to emerging market debt from approximately 7% as of October 31, 1997 to 4.9% at the end of April. Exposure is expected to remain at the lower end of the 5% to 10% range due to the continuing volatility in this sector.

          Portfolio Highlights

     o Colt Telecom -- This UK-based business telecommunications operator is one of the Fund's top 10 holdings. Both the company's high yield bonds and equity warrants have risen in response to excellent results and merger speculation. Moreover, interest in the company has grown following telecommunications deregulation in the European Union at the start of 1998.

                                                   GOLDMAN SACHS HIGH YIELD FUND


FIXED INCOME
INVESTMENT
PROCESS OVERVIEW


                          =============================
                                    Security
                                    Selection
                          =============================

                                        1

                          In selecting securities for
                          each portfolio, our fixed
                          income teams have access
                          to the vast resources of
                          Goldman Sachs.



                          =============================
                                     Sector
                                   Allocation
                          =============================

                                        2

                          Our sector specialists work
                          together to assess relative
                          value among sectors
                          and create investment
                          strategies to meet each
                          fund's objectives.



                          =============================
                                   Yield Curve
                                   Strategies
                          =============================

                                        3

                          We adjust the term
                          structure of our portfolios
                          based on our expectations
                          of the relationship between
                          short- and long-term
                          interest rates, while keeping
                          each fund's duration
                          close to its benchmark.



     o National Equipment Services (NES) -- NES is a growing equipment rental company that struggled to capture investors' attention with a bond offering that coincided with November 1997's difficult market environment. Since then, NES's operating performance has met expectations, and the company has recently announced plans to go public. These two factors combined have caused NES's bonds to outperform.

          Key New Acquisitions

     o Ineos -- Ineos, a Belgian intermediate chemicals producer, is a result of our search for value in the growing European high yield market. The company issued DM190 million (about $100 million) seven-year senior secured notes to finance its buyout from Indspec, a UK specialty chemicals company. The Deutschemark bonds were priced attractively relative to U.S. comparables and were hedged back into U.S. dollars to avoid currency risk.

          Portfolio Outlook

          Near term, we anticipate volatility in the high yield market, given the uncertainty over interest rates and the sizable new issue forward calendar. In the months ahead, we will seek to consolidate existing holdings in the weaker secondary market and selectively purchase new issues at attractive levels. Finally, our bias toward an increasing allocation to Europe is expected to continue as that market expands and offers investors terms that are preferential to comparable U.S. issuers.

          We thank you for your investment and look forward to your continued confidence.

          Sincerely,


          /s/ Andrew R. Jessop                        /s/ Michael L. Pasternak


          Andrew R. Jessop                         Michael L. Pasternak
          Portfolio Manager,                       Portfolio Manager,
          Goldman Sachs High Yield Fund            Goldman Sachs High Yield Fund



          /s/ Richard H. Buckholz

          Richard H. Buckholz
          Portfolio Manager,
          Goldman Sachs High Yield Fund

          May 29, 1998

GOLDMAN SACHS HIGH YIELD FUND


     Risk Management Through
     Fixed Income Investing


TODAY'S BOND
ADVANTAGE

The current economic picture
suggests a positive backdrop
against which bonds can thrive.


1
Low inflation rates--
Inflation rates are at historic
lows -- 1.7% at the end of 1997
versus 2.9% at the end of 1991.(2)


2
Moderate economic
growth--Despite historically
low inflation, the U.S. economy
continues to grow at a moderate
pace.


3
A strong dollar--Over
the past year, the U.S. dollar has
gained strength against many
other major currencies.


4
Budget deficit reductions--
Over the past several
years, the federal budget has
been significantly reduced and is
expected to generate a substantial
surplus in fiscal year 1998.


          Bonds Can Balance Portfolio Volatility

          Given the stock market's record climb over the past several years, many investors may have substantially increased the percentage of their assets allocated to equity investments --often at the expense of their fixed income allocation. While benefiting from the market's strong showing, these investors may also have increased their portfolios' vulnerability to intensifying levels of stock market volatility.

          Fixed income investments can diversify risk in an equities-laden portfolio for two reasons:

          1. Stock and Bond Prices Are Not Highly Correlated. Prior to an expected recession or when the economy is slowing, stock prices usually fall. Conversely, bond prices rise as interest rates decline. The tendency of these two investments to react differently in a given market environment, as illustrated below, can help offset the effect of equity market fluctuations on a portfolio.



          ----------------------------------------------------------------------

          S&P 500 Index vs. 10-Year U.S. Treasury Bonds (1977-1997)(1)


      [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATTER]


            DATE                S & P 500         10-YEAR US TSY. BOND
            ----                ---------         --------------------
          12/31/77                 -11.50%                  11.30%
          12/31/78                   1.06                   17.12
          12/31/79                  12.31                   15.49
          12/31/80                  25.77                   24.21
          12/31/81                  -9.73                    5.80
          12/31/82                  14.76                  -22.34
          12/31/83                  17.27                   11.40
          12/31/84                   1.40                   -2.76
          12/31/85                  26.33                  -19.17
          12/31/86                  14.62                  -23.50
          12/31/87                   2.03                   26.99
          12/31/88                  12.40                    1.11
          12/31/89                  27.25                  -13.90
          12/31/90                  -6.56                    3.52
          12/31/91                  26.31                  -12.41
          12/31/92                   4.46                   -4.57
          12/31/93                   7.06                  -14.84
          12/31/94                  -1.54                   35.40
          12/31/95                  34.11                  -26.78
          12/31/96                  20.26                    9.95
          12/31/97                  31.01                   -7.78


          2. Bonds Generate Interest Income. During a stock market downturn, the compounding effect of bonds' interest income can offset declines in the equity portion of an overall portfolio.


          For More Information

          A fixed income mutual fund is a convenient way to access the potential income and risk management benefits of fixed income investing. Goldman Sachs Asset Management offers a broad spectrum of fixed income mutual funds designed to help you meet your long-term investment needs. For more information on these and other Goldman Sachs Funds, contact your investment professional.


     (1) Source: McGraw Hill Data Resources. Data covers period from December 31, 1977 through December 31, 1997. Please note that U.S. government bonds are backed by the full faith and credit of the U.S. government, are less volatile than equity investments and provide a guaranteed return of principal at maturity. The chart is for illustrative purposes only and is not representative of any Goldman Sachs Fund. Past performance is not indicative of future results. Investors cannot invest directly in the Index.

     (2)  Source: The Bureau of Labor Statistics



8







          2. Bonds Generate Interest Income. During a stock market downturn, the compounding effect of bonds' interest income can offset declines in the equity portion of an overall portfolio.

          For More Information

          A fixed income mutual fund is a convenient way to access the potential income and risk management benefits of fixed income investing. Goldman Sachs Asset Management offers a broad spectrum of fixed income mutual funds designed to help you meet your long-term investment needs. For more information on these and other Goldman Sachs Funds, contact your investment professional.


          (1) Source: McGraw Hill Data Resources. Data covers period from December 31, 1977 through December 31, 1997. Please note that U.S. government bonds are backed by the full faith and credit of the U.S. government, are less volatile than equity investments and provide a guaranteed return of principal at maturity. The chart is for illustrative purposes only and is not representative of any Goldman Sachs Fund. Past performance is not indicative of future results. Investors cannot invest directly in the Index.

          (2)  Source: The Bureau of Labor Statistics

                                                   GOLDMAN SACHS HIGH YIELD FUND
Performance Summary
April 30, 1998 (Unaudited)
 The following graph shows the value as of April 30, 1998, of a $10,000 in-vestment made (with the maximum sales charge of 4.5%) in Class A shares on August 1, 1997. For comparative purposes, the performance of the Fund's benchmark (the Lehman High Yield Bond Index) is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor's shares, when redeemed, to be worth more or less than their original cost. Performance of Class B, Class C, Institutional and Service shares will vary from Class A due to dif-ferences in fees and loads.

 HIGH YIELD FUND'S LIFETIME PERFORMANCE

 GROWTH OF A $10,000 INVESTMENT, DISTRIBUTIONS REINVESTED AUGUST 1, 1997 TO APRIL 30, 1998.

 LOGO

                              SINCE INCEPTION FIVE YEARS ONE YEAR SIX MONTHS(A)
  AGGREGATE TOTAL RETURN THROUGH APRIL 30, 1998
  CLASS A (COMMENCED AUGUST
  1, 1997)
  Excluding sales charges               8.80%        n/a      n/a     7.19%
  Including sales charges               3.91%        n/a      n/a     2.36%
 ------------------------------------------------------------------------------
  CLASS B (COMMENCED AUGUST
  1, 1997)
  Excluding sales charges               8.20%        n/a      n/a     6.80%
  Including sales charges               2.94%        n/a      n/a     1.62%
 ------------------------------------------------------------------------------
  CLASS C (COMMENCED AUGUST
  15, 1997)
  Excluding sales charges               8.36%        n/a      n/a     6.80%
  Including sales charges               7.31%        n/a      n/a     5.77%
 ------------------------------------------------------------------------------
  INSTITUTIONAL CLASS
  (COMMENCED AUGUST 1, 1997)            9.02%        n/a      n/a     7.33%
 ------------------------------------------------------------------------------
  SERVICE CLASS (COMMENCED
  AUGUST 1, 1997)                       8.65%        n/a      n/a     7.09%
 ------------------------------------------------------------------------------

 (a) Not annualized.

GOLDMAN SACHS HIGH YIELD FUND
Statement of Investments
April 30, 1998 (Unaudited)
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

   PRINCIPAL             INTEREST                      MATURITY
    AMOUNT                 RATE                          DATE                             VALUE
  CORPORATE BONDS - 81.7%
  AEP Industries, Inc.(a) (B2/B)
  $ 5,000,000                 9.88%                   11/15/2007                   $  5,200,000
  APCOA, Inc.(a) (Caa1/B-)
    3,500,000                 9.25                    03/15/2008                      3,491,250
  ATC Group Services Inc.(a) (B3/B-)
    1,000,000                12.00                    01/15/2008                        990,000
  Accuride Corp.(a) (B2/B-)
    2,500,000                 9.25                    02/01/2008                      2,500,000
  Advance Holding Corp.(a)(b) (caa2/B-)
    1,500,000           0.00/12.88                    04/15/2009                        847,500
  Advanstar Communication (B2/B-)
    2,500,000                 9.25                    05/01/2008                      2,496,875
  Allegiance Telecom, Inc.(b) (CCC)
    1,500,000           0.00/11.75                    02/15/2008                        843,750
  Alliance Imaging, Inc. (B3/B-)
    2,500,000                 9.63                    12/15/2005                      2,575,000
  Allied Waste Industries, Inc.(b) (B3/B+)
    7,000,000           0.00/11.30                    06/01/2007                      5,162,500
  American Lawyer Media, Inc.(a)(B1/B)
    2,500,000                 9.75                    12/15/2007                      2,625,000
  Ameriserv Food Distributors (B1/B+)
    3,000,000                 8.88                    10/15/2006                      3,071,250
  Amtrol, Inc. (B3/B-)
    3,000,000                10.63                    12/31/2006                      3,112,500
  Anchor Lamina, Inc. (B3)
    1,500,000                 9.88                    02/01/2008                      1,492,500
  Argo-Tech Corp. (B3/B-)
    5,000,000                 8.63                    10/01/2007                      5,050,000
  Aurora Foods, Inc. (B3/B-)
    3,750,000                 9.88                    02/15/2007                      4,031,250
  Axiohm Transaction Solutions (B3/B-)
    3,000,000                 9.75                    10/01/2007                      3,060,000
  B&G Foods, Inc. (B3/B-)
    4,000,000                 9.63                    08/01/2007                      4,075,000
  Benton Oil & Gas Co. (B2/B+)
    4,000,000                 9.38                    11/01/2007                      3,980,000
  Burke Industries, Inc. (B2/B+)
    2,000,000                10.00                    08/15/2007                      2,085,000
  CHS Electronics, Inc. (B2/B-)
    4,500,000                 9.88                    04/15/2005                      4,443,750
  Cabot Safety Acquisition Corp. (B3/B)
    2,250,000                12.50                    07/15/2005                      2,553,750
  Cellnet Data Systems, Inc.(b)
    1,500,000           0.00/14.00                    10/01/2007                        840,000
  Colt Telecom(b) (B3/B)
    5,500,000           0.00/12.00                    12/15/2006                      4,950,000
  Communications Instruments, Inc. (B3/B-)
    3,500,000                10.00                    09/15/2004                      3,622,500
  Corning Consumer Products (B3/B)
    3,000,000                 9.63                    05/01/2008                      2,991,390
  Cross Timbers Oil Co. (B)
    2,750,000                 8.75                    11/01/2009                      2,805,000
 ----------------------------------------------------------------------------------------------

   PRINCIPAL            INTEREST                     MATURITY
     AMOUNT               RATE                         DATE                           VALUE
  CORPORATE BONDS - (CONTINUED)
  Crown Castle International Corp. (a)(b) (B3/B)
   $ 4,000,000          0.00/10.63%                 11/15/2007                 $  2,760,000
  Day International Group, Inc.(a) (B3/B-)
     3,250,000                9.50                  03/15/2008                    3,282,500
  Decisionone Holdings Corp.(B3/B-)
     3,000,000                9.75                  08/01/2007                    2,850,000
  Del Monte Foods Co.(b) (aa2/B-)
     4,250,000          0.00/12.50                  12/15/2007                    2,773,125
  Delta Mills, Inc. (B3/B+)
     3,000,000                9.63                  09/01/2007                    3,060,000
  DESA International, Inc.(a) (B3/B-)
     1,500,000                9.88                  12/15/2007                    1,530,000
  Details, Inc. (B-)
     4,250,000               10.00                  11/15/2005                    4,356,250
  Doskocil Manufacturing Company, Inc.(a)(B3/B-)
     2,000,000               10.13                  09/15/2007                    2,135,000
  DTI Holdings, Inc.(b) (CCC)
       750,000          0.00/12.50                  03/01/2008                      433,125
  Eagle Family Foods, Inc.(a) (B3/B-)
     2,500,000                8.75                  01/15/2008                    2,462,500
  Eagle-Picher Industries, Inc.(a) (B3/B-)
     4,000,000                9.38                  03/01/2008                    4,070,000
  Econophone, Inc.(a) (CCC)
     2,000,000               13.50                  07/15/2007                    2,260,000
       500,000          0.00/11.00(b)               02/15/2008                      297,500
  E.M. Jorgensen Co.(a) (B3/B-)
     3,000,000                9.50                  04/01/2005                    2,981,250
  Facilicom International, Inc.(a) (CCC)
     2,250,000               10.50                  01/15/2008                    2,311,875
  Fisher Scientific International, Inc.(a) (B3/B-)
     3,000,000                9.00                  02/01/2008                    3,030,000
  Fleming Companies, Inc. (B3/B+)
     3,000,000               10.50                  12/01/2004                    3,120,000
  Frontiervision Holdings LP(b) (B)
     2,500,000          0.00/11.88                  09/15/2007                    1,925,000
  GST Telecommunications, Inc. (CCC)
     1,000,000               12.75                  11/15/2007                    1,190,000
  GST Equipment Funding, Inc. (CCC)
     2,000,000               13.25                  05/01/2007                    2,320,000
  Galey & Lord, Inc.(a) (B3/B)
     2,000,000                9.13                  03/01/2008                    2,010,000
  Globalstar LP (B3/B)
     2,000,000               10.75                  11/01/2004                    2,020,000
  Global Telesystems Group (Caa2/B-)
     3,000,000                9.88                  02/15/2005                    3,060,000
  Graham Packaging Co.(a) (B3/B-)
     2,500,000                8.75                  01/15/2008                    2,500,000
     1,000,000          0.00/10.75(b)               01/15/2009                      615,000
  Graphic Controls Corp. (B3/B-)
     2,805,000               12.00                  09/15/2005                    3,113,550
  Greyhound Lines, Inc. (B3/B-)
     2,000,000               11.50                  04/15/2007                    2,215,000
 ------------------------------------------------------------------------------------------

                                                   GOLDMAN SACHS HIGH YIELD FUND
      THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

   PRINCIPAL           INTEREST                       MATURITY
    AMOUNT               RATE                           DATE                         VALUE
  CORPORATE BONDS - (CONTINUED)
  Hawk Corp. (B2/B+)
  $ 4,000,000              10.25%                    12/01/2003               $  4,340,000
  Hayes Wheels International, Inc. (B3/B)
    3,000,000               9.13                     07/15/2007                  3,165,000
  Hermes Europe Railtel B.V. (B3/B)
    2,000,000              11.50                     08/15/2007                  2,260,000
  Hudson Respiratory Care, Inc.(a) (b3/B-)
    2,000,000               9.13                     04/15/2008                  2,000,000
  ICN Pharmaceutical, Inc. (B1/BB)
    2,000,000               9.25                     08/15/2005                  2,140,000
  Imperial Home Decor Group(a) (B3/B-)
    2,000,000              11.00                     03/15/2008                  2,075,000
  Integrated Health Services, Inc. (B2/B-)
    5,000,000               9.25                     01/15/2008                  5,187,500
  Intermedia Communications, Inc. (B2/B)
    2,000,000         0.00/11.25(a)(b)               07/15/2007                  1,470,000
    2,250,000               8.88                     11/01/2007                  2,323,125
  International Wire Group(B3/B-)
    5,000,000              11.75                     06/01/2005                  5,500,000
  Intertek Finance PLC (B2/B)
    8,500,000              10.25                     11/01/2006                  9,010,000
  Iowa Select Farm LP(a) (B3/B-)
    2,000,000              10.75                     12/01/2005                  1,975,000
  ITC Deltacom, Inc. (B3/B)
    1,250,000              11.00                     06/01/2007                  1,425,000
  Iridium LLC(a) (B3/B-)
    2,000,000              11.25                     07/15/2005                  2,065,000
  IXC Communications, Inc. (B3/CCC+)
      750,000               9.00                     04/15/2008                    751,875
  Jitney-Jungle Stores of America, Inc. (B2/B+)
    3,000,000              12.00                     03/01/2006                  3,360,000
  Johnstown American Industries, Inc. (B)
    2,000,000              11.75                     08/15/2005                  2,230,000
  K&F Industries, Inc. (B3/B-)
    4,000,000               9.25                     10/15/2007                  4,140,000
  Kabelmedia Holdings(b) (B3/B-)
    5,500,000         0.00/13.63                     08/01/2006                  4,262,500
  Kinetic Concepts, Inc. (B3/B-)
    4,250,000               9.63                     11/01/2007                  4,335,000
  Knology Holdings, Inc.(b) (CCC)
    1,750,000         0.00/11.88                     10/15/2007                  1,041,250
  Level 3 Comm, Inc. (B3/B)
    2,500,000               9.13                     05/01/2008                  2,468,750
  MCMS, Inc.(a) (B3/B-)
    2,000,000               9.75                     03/01/2008                  1,980,000
  Medaphis Corp.(a) (B2/B+)
    2,000,000               9.50                     02/15/2005                  1,975,000
  Millicom International Cellular(b) (B-)
    5,000,000         0.00/13.50                     06/01/2006                  3,912,500
  MSX International, Inc.(a) (Caa1/B-)
    1,000,000              11.38                     01/15/2008                  1,030,000
 -----------------------------------------------------------------------------------------

   PRINCIPAL            INTEREST                      MATURITY
    AMOUNT                RATE                          DATE                           VALUE
  CORPORATE BONDS - (CONTINUED)
  Multicare Companies, Inc. (B3/B-)
  $ 2,000,000                9.00%                   08/01/2007                 $  2,025,000
  National Equipment Services, Inc.(a) (B3/B-)
    3,000,000               10.00                    11/30/2004                    3,217,500
  Nationwide Credit, Inc.(a) (B3/B-)
    2,000,000               10.25                    01/15/2008                    2,040,000
  Newport News Shipbuilding, Inc. (B1/B+)
    5,000,000                9.25                    12/01/2006                    5,262,500
  Nextel Communications, Inc.(b) (B2/CCC+)
    3,750,000           0.00/9.75                    08/15/2004                    3,600,000
    1,000,000          0.00/10.65                    09/15/2007                      672,500
    2,000,000           0.00/9.95(a)                 02/15/2008                    1,285,000
  Nextlink Communications, Inc. (B3/B)
    2,000,000                9.63                    10/01/2007                    2,105,000
    2,250,000                9.00(a)                 03/15/2008                    2,297,813
  Nortek, Inc.(B3/B-)
    2,000,000                9.88                    03/01/2004                    2,060,000
  Nortek, Inc.(B+)
    2,000,000                9.13                    09/01/2007                    2,040,000
  Octel Developments PLC (B2/B+)
      500,000               10.00                    05/01/2006                      500,000
  Packard Bioscience, Inc. (B3/B-)
    5,000,000                9.38                    03/01/2007                    4,812,500
  Pathmark Stores, Inc. (B3/B-)
    3,000,000                9.63                    05/01/2003                    3,045,000
  Pathnet, Inc.(a) (CCC)
    1,500,000               12.25                    04/15/2008                    1,522,500
  PCI Chemicals Canada, Inc. (B2/B+)
    4,000,000                9.25                    10/15/2007                    3,940,000
  Pharmaceutical Fine Chemical(a) (B3/B-)
    5,000,000                9.75                    11/15/2007                    5,050,000
  Phase Metrics, Inc.(a) (B3)
    2,500,000               10.75                    02/01/2005                    2,475,000
  Polymer Group, Inc.(a) (B2/B)
    2,500,000                8.75                    03/01/2008                    2,537,500
  Premier Parks, Inc. (B3/B-)
    1,250,000                9.25                    04/01/2006                    1,268,750
  Prestolite Electric, Inc.(a) (B3/B+)
    2,500,000                9.63                    02/01/2008                    2,562,500
  Prime Medical Services, Inc.(a) (B3/B)
      750,000                8.75                    04/01/2008                      742,500
  Printpack, Inc. (B3/B+)
    4,000,000               10.63                    08/15/2006                    4,310,000
  Psinet, Inc.(a) (B3/B-)
    1,500,000               10.00                    02/15/2005                    1,545,000
  Purina Mills, Inc.(a) (B2/B)
    1,000,000                9.00                    03/15/2010                    1,027,500
  PX Escrow Corp.(a)(b) (B3/B-)
      500,000           0.00/9.63                    02/01/2006                      355,000
  Randalls Food Markets, Inc. (B2/B-)
    2,000,000                9.38                    07/01/2007                    2,110,000
  Red Roof Inns, Inc. (B2/B)
    2,000,000                9.63                    12/15/2003                    2,050,000
 -------------------------------------------------------------------------------------------

GOLDMAN SACHS HIGH YIELD FUND
Statement of Investments
April 30, 1998 (Unaudited)
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

   PRINCIPAL            INTEREST                      MATURITY
    AMOUNT                RATE                          DATE                           VALUE
  CORPORATE BONDS - (CONTINUED)
  Richmont Marketing Special(B3/B-)
  $ 2,000,000               10.13%                   12/15/2007                 $  2,060,000
  RSL Communications Ltd. (B-)
    2,257,000               12.25                    11/15/2006                    2,572,980
  Sealy Mattress Co. (B3/B-)
    2,000,000                9.88                    12/15/2007                    2,105,000
    1,500,000          0.00/10.88(b)                 12/15/2007                    1,005,000
  SFX Entertainment, Inc.(a) (B3/CCC+)
    2,000,000                9.13                    02/01/2008                    1,940,000
  Southern Foods Group LP (B2/B)
    5,000,000                9.88                    09/01/2007                    5,250,000
  Sovereign Speciality Chemicals(a) (B3/B-)
    5,000,000                9.50                    08/01/2007                    5,200,000
  Sparkling Spring Water Group(a) (Caa1/B-)
    1,500,000               11.50                    11/15/2007                    1,567,500
  Stanadyne Automotive Corp.(a) (Caa1/B)
    4,000,000               10.25                    12/15/2007                    4,080,000
  Sun World International, Inc.(B2/B)
    2,000,000               11.25                    04/15/2004                    2,180,000
  Tekni-Plex, Inc. (B3/B-)
    3,000,000               11.25                    04/01/2007                    3,330,000
    2,000,000                9.25(a)                 03/01/2008                    2,015,000
  Telewest PLC(b) (B1/B+)
    4,000,000          0.00/11.00                    10/01/2007                    3,250,000
  Trans Resources, Inc.(a) (B3/B-)
    2,000,000               10.75                    03/15/2008                    2,050,000
  Transwestern Holdings (B3/B-)
    1,216,000               11.88                    11/15/2008                      832,960
  Transwestern Publishing Co.(a) (B2/B-)
    1,500,000                9.63                    11/15/2007                    1,571,250
  Trench Electric SA(a) (B3/B-)
    5,000,000               10.25                    12/15/2007                    5,037,500
  Trident Automotive PLC(a) (B2/B-)
    4,000,000               10.00                    12/15/2005                    4,260,000
  United Artists Theatre, Co.(a) (Caa/B-)
    1,750,000                9.75                    04/15/2008                    1,750,000
  Universal Hospital Services(a) (B3/B+)
    1,000,000               10.25                    03/01/2008                    1,025,000
  Vencor, Inc. (B3/B-)
    2,500,000                9.88                    05/01/2005                    2,512,500
  Venture Holdings Trust (B+)
    4,000,000                9.50                    07/01/2005                    4,100,000
  Viasystems, Inc.(a) (B3/B-)
    7,500,000                9.75                    06/01/2007                    7,762,500
  WAM Net, Inc.(b) (CCC)
    1,250,000          0.00/13.25                    03/01/2005                      762,500
  Werner Holdings(a) (B2/B-)
    5,000,000               10.00                    11/15/2007                    5,218,750
  WHX Corp.(a) (B3/B-)
    2,500,000               10.50                    04/15/2005                    2,562,500
 -------------------------------------------------------------------------------------------

   PRINCIPAL            INTEREST                      MATURITY
    AMOUNT                RATE                          DATE                           VALUE
  CORPORATE BONDS - (CONTINUED)
  Williams Scotsman, Inc. (B-)
  $ 3,000,000                9.88%                   06/01/2007                 $  3,150,000
  Young Broadcasting, Inc. (B2/B)
    5,000,000                8.75                    06/15/2007                    5,075,000
 -------------------------------------------------------------------------------------------
  TOTAL CORPORATE BONDS
  (COST $370,140,668)                                                           $370,684,943
 -------------------------------------------------------------------------------------------
  EMERGING MARKET DEBT - 4.9%
  Abril SA (BB)
  $ 1,500,000               12.00%                   10/25/2003                 $  1,572,435
  Acindar Industries (B2/B+)
      670,000               11.66                    11/12/1998                      678,375
  Banco Nacional de Comercio (Ba2/BB)
      500,000                8.00                    07/18/2002                      495,750
  Banco Nacional de Obras (Ba2/BB)
      860,000                9.63                    11/15/2003                      894,400
  Banco Nacional Comercio Exterior (Ba2/BB)
    1,000,000                7.25                    02/02/2004                      942,500
  Financiera Energet (BBB-)
      980,000                9.38                    06/15/2006                    1,013,663
  Grupo Industrial Durango (B1/BB-)
    1,640,000               12.63                    08/01/2003                    1,860,629
  Grupo Televisa (Ba2/BB)
      970,000               11.38                    05/15/2003                    1,061,684
    4,250,000          0.00/13.25(b)                 05/15/2008                    3,364,063
  Impsa Industrias Metal (B1/BB-)
    2,000,000                9.50                    05/31/2002                    1,914,020
  MRS Logistica S.A.(a) (B)
      120,000               10.63                    08/15/2005                      116,400
  National Power (Ba1/BB+)
      500,000                7.63                    11/15/2000                      485,075
  Poland Communications, Inc. (B2/BB-)
      700,000                9.88                    11/01/2003                      693,000
  Polysindo Eka Perkasa (Caa1/CCC+)
    1,000,000                0.00                    07/15/1998                      470,000
  Province of Tucuman
      928,571                9.45                    08/01/2004                      905,255
  Republic of Argentina (Ba3/BB)
    2,450,000                8.75                    05/09/2002                    2,399,469
    1,000,000                9.75                    09/19/2027                      950,000
  Republic of Korea (Ba1/BB+)
    1,500,000                8.75                    04/15/2003                    1,502,940
  Voto-Votorantim Overseas Trading Operations N.V. (BB-)
      800,000                8.50                    06/27/2005                      742,000
 -------------------------------------------------------------------------------------------
  TOTAL EMERGING MARKET DEBT
  (COST $22,786,425)                                                            $ 22,061,658
 -------------------------------------------------------------------------------------------

                                                   GOLDMAN SACHS HIGH YIELD FUND
      THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

    PRINCIPAL             INTEREST                    MATURITY
     AMOUNT                 RATE                        DATE                           VALUE
  FOREIGN BONDS(C) - 8.5%
  BRITISH POUND STERLING - 0.7%
  IPC Magazines(b) (B2/B)
  BPS 3,250,000          0.00/10.75%                 03/15/2008                 $  3,153,039
 -------------------------------------------------------------------------------------------
  DEUTSCHEMARK - 6.9%
  Colt Telecom Group PLC (B3/B)
  DEM 5,000,000                8.88                  11/30/2007                    3,036,973
  Exide Holdings(a) (B1/B)
      8,000,000                9.13                  04/15/2004                    4,547,101
  Fresenius Medical Care Capital Trust III
      5,000,000                7.38                  02/01/2008                    2,831,490
  Geberit International S.A. (B2/B+)
     11,600,000               10.13                  04/16/2007                    7,409,378
  Impress Metal Pack
      7,000,000                9.88                  05/29/2007                    4,134,741
  Ineos PLC(a)(d) (B3/B+)
     10,000,000                8.63                  04/30/2005                    5,649,049
  Texon International PLC(a) (B3/B)
      6,500,000               10.00                  02/01/2008                    3,703,575
                                                                                ------------
                                                                                  31,312,307
 -------------------------------------------------------------------------------------------
  FRENCH FRANC - 0.9%
  Financiere Neopost(a) (BB)
  FRF25,000,000                5.86                  09/30/2007                    4,169,439
 -------------------------------------------------------------------------------------------
  TOTAL FOREIGN BONDS
  (COST $30,499,573)                                                            $ 38,634,785
 -------------------------------------------------------------------------------------------
  REPURCHASE AGREEMENT - 1.8%
  Joint Repurchase Agreement Account(f)
  $   8,200,000                5.55%                 05/01/1998                 $  8,200,000
 -------------------------------------------------------------------------------------------
  TOTAL REPURCHASE AGREEMENT
  (COST $8,200,000)                                                             $  8,200,000
 -------------------------------------------------------------------------------------------
                          DIVIDEND                    MATURITY
     SHARES                 RATE                        DATE                           VALUE
  PREFERRED STOCKS - 1.9%
  CSC Holdings, Inc.(e) (BB-)
         48,827               11.75%                  10/1/2007                 $  5,712,759
  Eagle-Pitcher Holdings, Inc.(a)(b) (B-)
            175          0.00/11.75                  03/01/2008                    1,015,000
  Intermedia Communications, Inc.(e) (Caa/CCC+)
          1,067               13.50                  03/31/2009                    1,307,075
  River Holding Corp.(a)(e) (Ca)
          3,750               11.50                   4/15/2010                      375,000
 -------------------------------------------------------------------------------------------
  TOTAL PREFERRED STOCKS
  (COST $7,760,604)                                                             $  8,409,834
 -------------------------------------------------------------------------------------------

    SHARES                                                                                     VALUE
  WARRANTS(G) - 0.0%
  Cellnet Data Systems, Inc., expiring October 1, 2007
        3,000                                                                          $       6,000
  Econophone, Inc., expiring July 1, 2007
        2,000                                                                                  8,000
  Knology Holdings, Inc., expiring October 15, 2007
        1,750                                                                                    875
  RSL Communications Ltd., expiring November 15, 2006
          725                                                                                 72,500
 ---------------------------------------------------------------------------------------------------
  TOTAL WARRANTS
  (COST $36,250)                                                                       $      87,375
 ---------------------------------------------------------------------------------------------------
  TOTAL INVESTMENTS
  (COST $439,423,520)(H)                                                                $448,078,595
 ---------------------------------------------------------------------------------------------------

 FEDERAL INCOME TAX INFORMATION

  Gross unrealized gain for investments in which value exceeds
  cost                                                          $ 10,964,848
  Gross unrealized loss for investments in which cost exceeds
  value                                                           (2,309,773)
 ----------------------------------------------------------------------------
  Net unrealized gain                                           $  8,655,075
 ----------------------------------------------------------------------------

 (a) Securities are exempt from registration under rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounted to $154,742,752 as of April 30, 1998.
 (b) These securities are issued with a zero coupon which increases to the stated rate at a set date in the future.
 (c) The principal amount of each security is stated in the currency in which the bond is denominated. See below.
  BPS = British Pound Sterling.
  DEM = Deutschemark.
  FRF = French Franc.
 (d) When-issued security.
 (e) Pay-in-kind securities.
 (f) Portion of this security is being segregated for a when-issued security and open forward contracts.
 (g) Non-income producing security.
 (h) The amount stated also represents aggregate cost for federal income tax purposes.

 The percentages shown for each investment category reflect the value of investments in that category as a percentage of total net assets.

GOLDMAN SACHS HIGH YIELD FUND
Statement of Assets and Liabilities
April 30, 1998 (Unaudited)
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
 ASSETS:

 Investments in securities, at value (cost $439,423,520)        $448,078,595
 Cash, at value                                                       39,300
 Receivables:
  Investment securities sold                                       5,722,293
  Interest                                                         9,510,168
  Forward foreign currency exchange contracts                        342,464
  Fund shares sold                                                 1,460,185
 Deferred organization expenses, net                                  27,519
 Other assets                                                          3,515
 ----------------------------------------------------------------------------
 TOTAL ASSETS                                                    465,184,039
 ----------------------------------------------------------------------------

 LIABILITIES:

 Payables:
  Investment securities purchased                                  9,383,413
  Income distribution                                                813,088
  Forward foreign currency exchange contracts                        271,498
  Fund shares repurchased                                            192,917
  Management fees                                                    256,832
  Authorized dealer service fees                                     247,504
  Distribution fees                                                   45,473
 Accrued expenses and other liabilities                              139,388
 ----------------------------------------------------------------------------
 TOTAL LIABILITIES                                                11,350,113
 ----------------------------------------------------------------------------

 NET ASSETS:

 Paid in capital                                                 443,416,800
 Accumulated distributions in excess of net investment income        (47,554)
 Accumulated net realized gain on investment transactions          1,793,510
 Accumulated net realized foreign currency gain                       57,542
 Net unrealized gain on investments                                8,655,075
 Net unrealized loss on translation of assets and liabilities
  denominated in foreign currencies                                  (41,447)
 ----------------------------------------------------------------------------
 NET ASSETS                                                     $453,833,926
 ----------------------------------------------------------------------------
 Net asset value, offering and redemption price(a)
 Class A                                                              $10.28
 Class B                                                              $10.28
 Class C                                                              $10.28
 Institutional                                                        $10.28
 Service                                                              $10.28
 ----------------------------------------------------------------------------
 Shares Outstanding:
 Class A                                                          39,350,630
 Class B                                                           2,140,687
 Class C                                                             658,870
 Institutional                                                     1,992,796
 Service                                                                 159
 ----------------------------------------------------------------------------
 Total shares outstanding, $.001 par value (unlimited number of
 shares authorized)                                               44,143,142
 ----------------------------------------------------------------------------

 (a) Maximum public offering price per share (NAV per share X 1.0471) for Class A shares is $10.76. At redemption, Class B and Class C shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

                                                   GOLDMAN SACHS HIGH YIELD FUND
Statement of Operations
For the Six Months Ended April 30, 1998 (Unaudited)
      THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

  INVESTMENT INCOME:
  Interest                                                       $17,400,136
 ----------------------------------------------------------------------------
  TOTAL INCOME                                                    17,400,136
 ----------------------------------------------------------------------------
  EXPENSES:
  Management fees                                                  1,365,430
  Distribution fees                                                  530,358
  Authorized dealer service fees                                     481,368
  Transfer agent fees                                                108,538
  Custodian fees                                                      73,739
  Registration fees                                                   42,335
  Professional fees                                                   30,149
  Amortization of deferred organization fees                           3,077
  Trustee fees                                                         2,400
  Other                                                               42,460
 ----------------------------------------------------------------------------
  TOTAL EXPENSES                                                   2,679,854
 ----------------------------------------------------------------------------
  Less -- expenses reimbursable and waived by Goldman Sachs         (529,452)
 ----------------------------------------------------------------------------
  NET EXPENSES                                                     2,150,402
 ----------------------------------------------------------------------------
  NET INVESTMENT INCOME                                           15,249,734
 ----------------------------------------------------------------------------
  REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN
  CURRENCY TRANSACTIONS:
  Net realized gain from:
   Investment transactions                                           861,550
   Foreign currency related transactions                              53,679
  Net change in unrealized gain (loss) on:
   Investments                                                    10,079,518
   Foreign currency related transactions                             (62,694)
 ----------------------------------------------------------------------------
  NET REALIZED AND UNREALIZED GAIN ON INVESTMENT                  10,932,053
 ----------------------------------------------------------------------------
  NET INCREASE IN NET ASSETS FROM OPERATIONS AND FOREIGN
  CURRENCY TRANSACTIONS                                          $26,181,787
 ----------------------------------------------------------------------------

GOLDMAN SACHS HIGH YIELD FUND
Statements of Changes in Net Assets
(Unaudited)
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                                       FOR THE
                                       FOR THE SIX MONTHS         PERIOD ENDED
                                     ENDED APRIL 30, 1998  OCTOBER 31, 1997(A)
  FROM OPERATIONS:
  Net investment income                      $ 15,249,734         $  4,414,904
  Net realized gain from investment
  transactions                                    861,550              931,960
  Net realized gain from foreign
  currency related transactions                    53,679               62,153
  Net change in unrealized
  gain(loss) on investments                    10,079,518           (1,424,443)
  Net change in unrealized gain on
  translation of assets and
  liabilities denominated in
  foreign currencies                              (62,694)              21,247
 ------------------------------------------------------------------------------
  NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                    26,181,787            4,005,821
 ------------------------------------------------------------------------------
  DISTRIBUTIONS TO SHAREHOLDERS
  FROM:
  Net investment income
   Class A                                    (14,308,459)          (4,377,263)
   Class B                                       (545,317)             (85,036)
   Class C                                       (142,580)             (10,842)
   Institutional                                 (169,429)                 (27)
   Service                                            (60)                 (26)
  In excess of net investment
  income
   Class A                                             --             (126,300)
   Class B                                             --               (4,386)
   Class C                                             --                 (755)
   Institutional Class                                 --                   (1)
   Service Class                                       --                   (1)
 ------------------------------------------------------------------------------
  TOTAL DISTRIBUTIONS TO
  SHAREHOLDERS                                (15,165,845)          (4,604,637)
 ------------------------------------------------------------------------------
  FROM SHARE TRANSACTIONS:
  Net proceeds from sales of shares           126,469,330          344,880,814
  Reinvestment of dividend and
  distributions                                10,713,940            3,439,274
  Cost of shares repurchased                  (32,379,542)          (9,707,016)
 ------------------------------------------------------------------------------
  NET INCREASE IN NET ASSETS
  RESULTING FROM SHARE TRANSACTIONS           104,803,728          338,613,072
 ------------------------------------------------------------------------------
  TOTAL INCREASE                              115,819,670          338,014,256
 ------------------------------------------------------------------------------
  NET ASSETS:
  Beginning of period                         338,014,256                   --
 ------------------------------------------------------------------------------
  End of period                              $453,833,926         $338,014,256
 ------------------------------------------------------------------------------
  ACCUMULATED DISTRIBUTIONS IN
  EXCESS OF NET INVESTMENT INCOME            $    (47,554)        $   (131,443)
 ------------------------------------------------------------------------------

 (a) Commencement of operations was August 1, 1997 for all classes except Class C which commenced operations August 15, 1997.

                                                   GOLDMAN SACHS HIGH YIELD FUND
Notes to Financial Statements
April 30, 1998 (Unaudited)
 1. ORGANIZATION

 Goldman Sachs Trust (the "Trust") is a Delaware business trust registered un-der the Investment Company Act of 1940 (as amended) as an open-end, manage-ment investment company. The Trust includes the Goldman Sachs High Yield Fund (the "Fund"). The Fund is a diversified portfolio offering five classes of shares -- Class A, Class B, Class C, Institutional and Service. The Fund in-vests primarily in non-investment grade fixed-income securities which are considered predominantly speculative by traditional investment standards. In some cases, these obligations may be highly speculative and have poor pros-pects for reaching investment grade standing. Non-investment grade fixed-in-come securities and unrated securities of comparable credit quality (commonly known as "junk bonds") are subject to the increased risk of an issuer's in-ability to meet principal and interest obligations. These securities, also referred to as high yield securities, may be subject to greater price vola-tility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less secondary market liquidity.

 2. SIGNIFICANT ACCOUNTING POLICIES

 The following is a summary of significant accounting policies consistently followed by the Fund. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make es-timates and assumptions that may affect the reported amounts.

 A. INVESTMENT VALUATION -- Portfolio securities for which accurate market quotations are readily available are valued on the basis of quotations fur-nished by a pricing service or provided by dealers in such securities. Port-folio securities for which accurate market quotations are not readily available are valued based on yield equivalents, pricing matrices or other sources, under valuation procedures established by the Trust's Board of Trustees. Short-term debt obligations maturing in sixty days or less are val-ued at amortized cost.

 B. SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are recorded on the trade date. Realized gains and losses on sales of portfolio securities are calculated on the identified cost basis. Interest income is recorded on the basis of interest accrued. Market discounts and market premi-ums on debt securities, other than mortgage backed securities, are amortized to interest income over the life of the security with a corresponding adjust-ment in the cost basis of that security.

 C. FOREIGN CURRENCY TRANSLATIONS -- The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis (i) investment valua-tions, foreign currency and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates; (ii) purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency ex-change rates prevailing on the respective dates of such transactions.
   Net realized and unrealized gain (loss) on foreign currency transactions will represent: (i) foreign exchange gains and losses from the sale and hold-ings of foreign currencies and investments; (ii) gains and losses between trade date and settlement date on investment securities transactions and for-ward exchange contracts; and (iii) gains and losses from the difference be-tween amounts of interest recorded and the amounts actually received.

 D. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions. The Fund may also purchase and sell forward contracts to seek to increase total return. All commitments are "marked-to-market" daily at the applicable trans-lation rates and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains or losses at the time the forward contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

GOLDMAN SACHS HIGH YIELD FUND
Notes to Financial Statements
April 30, 1998 (Unaudited)
 E. FEDERAL TAXES -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income to its shareholders. Accordingly, no federal tax provision is re-quired.
   The characterization of distribution to shareholders for financial report-ing purposes is determined in accordance with income tax rules. Therefore, the source of the portfolio's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, de-pending on the type of books/tax differences that may exist.

 F. DEFERRED ORGANIZATION EXPENSES -- Organization-related costs are being am-ortized on a straight-line basis over a period of five years.

 G. EXPENSES -- Expenses incurred by the Trust that do not specifically relate to an individual portfolio of the Trust are generally allocated to the port-folios based on each portfolio's relative average net assets for the period.
   Class A, Class B and Class C shareholders of the Fund bear all expenses and fees relating to their respective distribution and authorized dealer service plans. Transfer agent fees are subject to separate arrangements for each class. Shareholders of Service shares bear all expenses and fees paid to service organizations for their services with respect to such shares.

 3. AGREEMENTS

 Goldman Sachs Asset Management ("GSAM"), a separate operating division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as the Fund's investment ad-viser pursuant to an Investment Management Agreement (the "Agreement"). Under the Agreement, GSAM, subject to the general supervision of the Trust's Board of Trustees, manages the Fund's portfolio. As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administering the Fund's business affairs, including providing facilities, GSAM is entitled to a fee, computed daily and payable monthly at an annual rate equal to .70% of average daily net assets of the Fund. For the six months ended April 30, 1998, GSAM has voluntarily agreed to waive approx-imately $73,000 of its Management Fee. This waiver was discontinued as of March 16, 1998.
   GSAM has voluntarily agreed to limit "Other Expenses" for the Fund (exclud-ing management fees, Service share fees, distribution and authorized dealer services fees, taxes, interest, brokerage, litigation, indemnification costs, transfer agent fees and other extraordinary expenses) until further notice to the extent such expenses exceed .09% of the average daily net assets of the Fund.
   Goldman Sachs serves as the Distributor of shares of the Funds pursuant to Distribution Agreements. Goldman Sachs may receive a portion of the Class A sales load and Class B and Class C contingent deferred sales charges and has advised the Fund that it retained approximately $433,000 for the six months ended April 30, 1998.
   The Trust, on behalf of the Fund, has adopted Distribution Plans (the "Dis-tribution Plans") pursuant to Rule 12b-1. Under the Distribution Plans, Goldman Sachs is entitled to a quarterly fee from the Fund for distribution services equal, on an annual basis, to .25%, .75% and .75% of the Fund's av-erage daily net assets attributable to Class A, Class B and Class C shares, respectively. For the six months ended April 30, 1998, the Distributor has voluntarily agreed to waive approximately $456,900 of its distribution fee attributable to the Class A shares. The Distributor may discontinue or modify this waiver in the future at its discretion.
   The Trust, on behalf of the Fund, has adopted Authorized Dealer Service Plans (the "Dealer Service Plans") pursuant to which Goldman Sachs and Autho-rized Dealers are compensated for providing personal and account maintenance services. The Fund pays a fee under its Dealer Service Plans equal, on an an-nual basis, up to .25% of the average daily net assets attributable to the Class A, Class B and Class C shares. Goldman Sachs also serves as the Trans-fer Agent of the Fund for a fee.

                                                   GOLDMAN SACHS HIGH YIELD FUND
 4. PORTFOLIO SECURITIES TRANSACTIONS

 Purchase and proceeds of sales or maturities of long-term securities for the six months ended April 30, 1998, were $345,558,181 and $241,395,570, respec-
 tively.
   At April 30, 1998, the Fund had outstanding forward foreign currency ex-change contracts, to sell foreign currencies as follows:

 FOREIGN CURRENCY           VALUE ON       CURRENT   UNREALIZED
 SALE CONTRACTS          SETTLEMENT DATE    VALUE    GAIN/(LOSS)
 ----------------------------------------------------------------
 British Pound Sterling
 expiring 09/15/99           $ 3,632,843 $ 3,709,004   $ (76,161)
 Deutsche Mark
 expiring 05/04/98                39,992      40,541        (549)
 expiring 05/29/98                81,403      82,694      (1,291)
 expiring 06/02/98               131,906     126,647       5,259
 expiring 06/02/98               108,493     110,283      (1,790)
 expiring 08/03/98               232,433     233,734      (1,301)
 expiring 10/15/98             2,869,434   2,919,730     (50,296)
 expiring 10/15/98             8,823,213   8,751,306      71,907
 expiring 10/30/98               235,855     235,855         --
 expiring 11/02/98                51,161      51,894        (733)
 expiring 11/30/98               191,759     194,825      (3,066)
 expiring 11/30/98               130,101     125,068       5,033
 expiring 02/01/99               234,387     235,885      (1,498)
 expiring 04/30/99               244,709     244,709         --
 expiring 05/03/99                51,559      52,350        (791)
 expiring 06/01/99             4,341,059   4,410,612     (69,553)
 expiring 06/01/99             3,055,885   2,953,992     101,893
 expiring 08/02/99             6,729,648   6,794,117     (64,469)
 expiring 11/01/99             5,962,418   5,962,418         --
 French Franc
 expiring 05/04/98             4,362,210   4,321,686      40,524
 ----------------------------------------------------------------
 TOTAL FOREIGN CURRENCY
SALE CONTRACTS             $41,510,468   $41,557,350   ($46,882)
 ----------------------------------------------------------------

   The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. The mea-surement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. At April 30, 1998, the Fund had sufficient cash and/or securities to cover any commitments under these contracts.
   The Fund has recorded a "Receivable for forward foreign currency exchange contracts" and "Payable for forward foreign currency exchange contracts" re-sulting from open and closed but not settled forward foreign currency ex-change contracts of $342,464 and $271,498 respectively, in the accompanying Statement of Assets and Liabilities. Included in the "Receivable for forward foreign currency exchange contracts" is $117,848, related to forward con-tracts closed but not settled as of April 30, 1998.

GOLDMAN SACHS HIGH YIELD FUND
Notes to Financial Statements
April 30, 1998 (Unaudited)
 5. SERVICE PLAN

 The Trust, on behalf of the Fund, has adopted a Service Plan. This plan al-lows for Service shares to compensate service organizations for providing va-rying levels of account administration and shareholder liaison services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations in an amount up to .50% (on a annualized basis), of the average daily net asset value of the Service shares.

 6. REPURCHASE AGREEMENTS

 During the term of a repurchase agreement, the value of the underlying secu-rities, including accrued interest, is required to equal or exceed the value of the repurchase agreement. The underlying securities for all repurchase agreements are held in safekeeping at the Fund's custodian.

 7. JOINT REPURCHASE AGREEMENT ACCOUNT

 The Fund, together with other registered investment companies having manage-ment agreements with GSAM, transfers uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agree-ments. The underlying securities for the repurchase agreements are U.S. Trea-sury and agency obligations. At April 30, 1998, the Fund had an undivided interest in the repurchase agreement in the following joint account which equaled $8,200,000 in principal amount. At April 30, 1998, the repurchase agreements held in this joint account, along with the corresponding under-lying securities (including the type of security, market value, interest rate and maturity date) were as follows:

                                    PRINCIPAL   INTEREST MATURITY   AMORTIZED
                                      AMOUNT      RATE     DATE        COST
 -------------------------------------------------------------------------------
  NOMURA SECURITIES INTERNATIONAL
   INC.                            $100,000,000   5.57%  05/01/98 $  100,000,000
  dated 04/30/98, repurchase price $100,015,472 (total collateral value
  $102,000,001 consisting of FNMA: 6.00%-8.50%, 02/01/25-05/01/28; FHLMC:
  5.50%-8.50%, 04/01/03-05/01/28)
 -------------------------------------------------------------------------------
  NOMURA SECURITIES INTERNATIONAL
   INC.                             300,000,000   5.56   05/01/98    300,000,000
  dated 04/30/98, repurchase price $300,046,333 (total collateral value
  $306,000,620 consisting of FNMA: 5.82%-7.10%, 05/08/02-12/27/06; FHLMC:
  0.00%-7.75%, 07/07/00--03/12/08; FHLB: 5.77%-6.58%, 01/18/99-03/24/03; FFCB:
  5.70%, 03/27/01)
 -------------------------------------------------------------------------------
  LEHMAN BROTHERS INC.              250,000,000   5.52   05/01/98    250,000,000
  dated 04/30/98, repurchase price $250,038,333 (total collateral value
  $254,999,316 consisting of FHLMC: 6.50%-10.50%, 09/01/99-05/01/27; FNMA:
  6.00%-11.00%, 03/01/99-03/01/28)
 -------------------------------------------------------------------------------
  SALOMON SMITH BARNEY              311,000,000   5.56   05/01/98    311,000,000
  dated 04/30/98, repurchase price $311,048,032 (total collateral value
  $317,222,200 consisting of FNMA: 7.00%, 09/01/27; FHLMC: 6.00%-8.50%,
  04/01/13-12/01/27)
 -------------------------------------------------------------------------------
  NATIONSBANC MONTGOMERY
   SECURITIES LLC                   100,000,000   5.57   05/01/98    100,000,000
  dated 04/30/98, repurchase price $100,015,472 (total collateral value
  $103,014,167 consisting of FNMA: 7.50%, 06/01/12)
 -------------------------------------------------------------------------------
  DONALDSON, LUFKIN & JENRETTE,
   INC.                             265,000,000   5.57   05/01/98    265,000,000
  dated 04/30/98, repurchase price $265,041,001 (total collateral value
  $271,826,957 consisting of FNMA: 6.50%-7.00%, 12/01/27-1/1/28; FHLMC: 6.50%-
  7.00%, 05/01/26-12/01/27)
 -------------------------------------------------------------------------------
  TOTAL JOINT REPURCHASE AGREEMENT ACCOUNT                        $1,326,000,000
 -------------------------------------------------------------------------------

                                                   GOLDMAN SACHS HIGH YIELD FUND
 8. LINE OF CREDIT FACILITY

 The Fund participates in a $250,000,000 uncommitted, unsecured revolving line of credit facility. In addition, the Fund participates in a $50,000,000 com-mitted, unsecured revolving line of credit facility. Both facilities are to be used solely for temporary or emergency purposes. Under the most restric-tive arrangement, the Fund must own securities having a market value in ex-cess of 300% of the total bank borrowings. The interest rate on borrowings is based on the federal funds rate. The committed facility also requires a fee to be paid by the Fund based on the amount of the commitment which has not been utilized. For the six months ended April 30, 1998, the Fund did not have any borrowings under these facilities.

 9. SUMMARY OF SHARES TRANSACTIONS

 Share activity for the six months ended April 30, 1998 and the period ended October 31, 1997 is as follows:

                      FOR THE SIX MONTHS ENDED APRIL 30, 1998    FOR THE PERIOD ENDED OCTOBER 31, 1997(A)
                            -------------------------------------------------------------------------------
                                  SHARES               DOLLARS               SHARES                DOLLARS
 ----------------------------------------------------------------------------------------------------------
   CLASS A
  Sales                        8,419,422  $         85,902,777           33,312,862  $         332,722,875
  Reinvestment of
  dividends and
  distributions                1,012,231            10,346,609              337,850              3,381,418
  Shares repurchased          (2,767,189)          (28,259,302)            (964,546)            (9,674,791)
                            -------------------------------------------------------------------------------
                               6,664,464            67,990,084           32,686,166            326,429,502
 ----------------------------------------------------------------------------------------------------------
   CLASS B
  Sales                        1,393,324            14,245,261            1,031,591             10,350,661
  Reinvestment of
  dividends and
  distributions                   27,041               277,146                4,944                 49,476
  Shares repurchased            (313,506)           (3,190,520)              (2,707)               (27,285)
                            -------------------------------------------------------------------------------
                               1,106,859            11,331,887            1,033,828             10,372,852
 ----------------------------------------------------------------------------------------------------------
   CLASS C
  Sales                          543,488             5,559,979              179,285              1,804,260
  Reinvestment of
  dividends and
  distributions                    8,773                89,950                  834                  8,342
  Shares repurchased             (73,016)             (748,882)                (494)                (4,940)
                            -------------------------------------------------------------------------------
                                 479,245             4,901,047              179,625              1,807,662
 ----------------------------------------------------------------------------------------------------------
   INSTITUTIONAL
  Sales                        2,010,286            20,761,313                  150                  1,501
  Reinvestment of
  dividends and
  distributions                       17                   175                    3                     28
  Shares repurchased             (17,660)             (180,838)                  --                     --
                            -------------------------------------------------------------------------------
                               1,992,643            20,580,650                  153                  1,529
 ----------------------------------------------------------------------------------------------------------
   SERVICE
  Sales                               --                    --                  152                  1,517
  Reinvestment of
  dividends and
  distributions                        6                    60                    1                     10
  Shares repurchased                  --                    --                   --                     --
                            -------------------------------------------------------------------------------
                                       6                    60                  153                  1,527
 ----------------------------------------------------------------------------------------------------------
   NET INCREASE               10,243,217  $        104,803,728           33,899,925  $         338,613,072
 ----------------------------------------------------------------------------------------------------------

 (a) Commencement of operations was August 1, 1997 for all classes except Class C which commenced operations August 15, 1997.

GOLDMAN SACHS HIGH YIELD FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                  INCOME (LOSS) FROM INVESTMENT OPERATIONS(A)              DISTRIBUTIONS TO SHAREHOLDERS
                              --------------------------------------------------- -----------------------------------------------
                                                         NET REALIZED
                                                        AND UNREALIZED   TOTAL
                                          NET REALIZED   GAIN (LOSS)     INCOME                  FROM                IN EXCESS OF
                    NET ASSET            AND UNREALIZED   ON FOREIGN     (LOSS)      FROM    NET REALIZED IN EXCESS  NET REALIZED
                     VALUE,      NET     GAIN (LOSS) ON    CURRENCY       FROM       NET       GAIN ON      OF NET     GAIN ON
                    BEGINNING INVESTMENT   INVESTMENT      RELATED     INVESTMENT INVESTMENT  INVESTMENT  INVESTMENT  INVESTMENT
                    OF PERIOD   INCOME    TRANSACTIONS   TRANSACTIONS  OPERATIONS   INCOME   TRANSACTIONS   INCOME   TRANSACTIONS
 FOR THE SIX MONTHS ENDED APRIL 30 (UNAUDITED),
  1998 - Class A
  Shares             $ 9.97     $0.40        $ 0.31          $ --        $0.71      $(0.40)       --        $   --        --
  1998 - Class B
  Shares               9.97      0.36          0.31            --         0.67       (0.36)       --            --        --
  1998 - Class C
  Shares               9.97      0.36          0.31            --         0.67       (0.36)       --            --        --
  1998 - Institu-
  tional Shares        9.97      0.41          0.31            --         0.72       (0.41)       --            --        --
  1998 - Service
  Shares               9.97      0.39          0.31            --         0.70       (0.39)       --            --        --
 FOR THE PERIOD ENDED OCTOBER 31,
  1997 - Class A
  Shares(e)           10.00      0.17         (0.03)         0.01         0.15       (0.17)       --         (0.01)       --
  1997 - Class B
  Shares(e)           10.00      0.15         (0.03)         0.01         0.13       (0.15)       --         (0.01)       --
  1997 - Class C
  Shares(e)            9.97      0.14            --          0.01         0.15       (0.14)       --         (0.01)       --
  1997 - Institu-
  tional Shares(e)    10.00      0.18         (0.03)         0.01         0.16       (0.18)       --         (0.01)       --
  1997 - Service
  Shares(e)           10.00      0.17         (0.03)         0.01         0.15       (0.17)       --         (0.01)       --
 --------------------------------------------------------------------------------------------------------------------------------

 (a) Includes the balancing effect of calculating per share amounts.
 (b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of period and no sales charge. Total return would be reduced if a sales or redemption charge was taken into account.
 (c) Annualized.
 (d) Not annualized.
 (e) Class A, Class B, Class C, Institutional and Service share activity commenced on August 1, 1997, August 1, 1997, August 15, 1997, August 1, 1997 and August 1, 1997, respectively.

                                                   GOLDMAN SACHS HIGH YIELD FUND

                                                                   RATIO OF
    TOTAL      NET INCREASE                          RATIO OF   NET INVESTMENT             NET ASSETS
         DISTRIBUTIONS   (DECREASE)  NET ASSET              NET EXPENSES     INCOME     PORTFOLIO   AT END OF
      TO          IN RATIOSNASSUMINGET    VALUE, END   TOTAL      TO AVERAGE    TO AVERAGE   TURNOVER      PERIOD
 SHAREHOLDERS  NO VOLUNTARY WAIVER OF FEESASSET VALUE  OF PERIOD  RETURN(B)    NET ASSETS    NET ASSETS     RATE      (IN 000S)
                  OR EXPENSE LIMITATIONS
               --------------------------------------------
                                        RATIO OF
    TOTAL        RATIO OF            NET INVESTMENT
DISTRIBUTIONS  EXPENSES TO               INCOME
      TO         AVERAGE               TO AVERAGE
 SHAREHOLDERS   NET ASSETS             NET ASSETS
   $(0.40)        $ 0.31      $10.28     7.19%(d)      1.07%(c)      7.87%(c)    63.99%(d)  $404,560
    (0.36)          0.31       10.28     6.80(d)       1.82(c)       7.07(c)     63.99(d)     22,005
    (0.36)          0.31       10.28     6.80(d)       1.82(c)       7.07(c)     63.99(d)      6,774
    (0.41)          0.31       10.28     7.33(d)       0.80(c)       8.43(c)     63.99(d)     20,493
    (0.39)          0.31       10.28     7.09(d)       1.30(c)       7.69(c)     63.99(d)          2
   $(0.40)                 1.36%(c)                7.58%(c)
    (0.36)                 1.86(c)                 7.03(c)
    (0.36)                 1.86(c)                 7.03(c)
    (0.41)                 0.84(c)                 8.39(c)
    (0.39)                 1.34(c)                 7.65(c)
    (0.18)         (0.03)       9.97     1.50(d)       0.95(c)       7.06(c)     44.80(d)    325,911
    (0.16)         (0.03)       9.97     1.31(d)       1.70(c)       6.28(c)     44.80(d)     10,308
    (0.15)            --        9.97     1.46(d)       1.70(c)       6.17(c)     44.80(d)      1,791
    (0.19)         (0.03)       9.97     1.58(d)       0.70(c)       7.16(c)     44.80(d)          2
    (0.18)         (0.03)       9.97     1.46(d)       1.20(c)       6.69(c)     44.80(d)          2
-------------------------------------------------------------------------------------------------------------------------------
    (0.18)                 1.57(c)                 6.44(c)
    (0.16)                 2.07(c)                 5.91(c)
    (0.15)                 2.07(c)                 5.80(c)
    (0.19)                 1.07(c)                 6.79(c)
    (0.18)                 1.57(c)                 6.32(c)
-------------------------------------------------------------------------------------------------------------------------------

                                                      GOLDMAN SACHS FUND PROFILE


Goldman Sachs High Yield Fund


THE GOLDMAN
SACHS ADVANTAGE

When you invest in the Goldman Sachs High Yield Fund, you can capitalize on Goldman Sachs' 129-year history of excellence while benefiting from the firm's leadership in three areas:


1
Global Resources
With professionals based throughout the Americas, Europe and Asia, Goldman Sachs possesses first-hand knowledge of the world's markets and economies.


2
Fundamental Research
Goldman Sachs is recognized by the managements of corporations worldwide as a leader in investment research. As a result, we obtain face-to-face meetings with managers on a timely, regular basis.


3
Risk Management
Goldman, Sachs & Co. excels in understanding, monitoring and managing investment risk -- a process that is integrated into all Goldman Sachs investment products.


          Historically, the high yield bond sector has generated approximately 75% to 80% of the return of the S&P 500, while assuming only 30% to 47% of the volatility.(1)

          Goldman Sachs High Yield Fund offers investors access to this potentially attractive risk/return profile. The Fund seeks a high level of current income and, secondarily, capital appreciation, primarily through fixed income securities rated below investment grade.

          Target Your Needs

          Goldman Sachs High Yield Fund has a distinct investment objective and a defined place on the risk/return spectrum. As your investment objectives change, you can exchange shares within Goldman Sachs Funds without any additional charge.(2) (Please note: in general, greater returns are associated with greater risk.)


          ----------------------------------------------------------------------
          Goldman Sachs Fixed Income Funds

HIGH YIELD


Higher                                  o High Yield Fund
Risk/Return


TAXABLE
                                        o Global Income Fund
                                        o Core Fixed Income Fund
                                        o Government Income Fund
                                        o Short Duration Government Fund
                                        o Adjustable Rate Government Fund

TAX-FREE

Lower                                   o Municipal Income Fund
Risk/Return                             o Short Duration Tax-Free Fund



          For More Information

          To learn more about the Goldman Sachs High Yield Fund and other Goldman Sachs Funds, call your investment professional today.


          (1)  Source: Morningstar Principia

          (2) The exchange privilege is subject to termination and its terms are subject to change.

================================================================================
GOLDMAN SACHS ASSET MANAGEMENT
ONE NEW YORK PLAZA, 42ND FLOOR, NEW YORK, NEW YORK 10004
================================================================================


TRUSTEES                                OFFICERS

Ashok N. Bakhru, Chairman               Douglas C. Grip, President
David B. Ford                           James A. Fitzpatrick, Vice President
Douglas C. Grip                         John W. Mosior, Vice President
John P. McNulty                         Nancy L. Mucker, Vice President
Mary P. McPherson                       John M. Perlowski, Treasurer
Alan A. Shuch                           Michael J. Richman, Secretary
Jackson W. Smart, Jr.                   Howard B. Surloff, Assistant Secretary
William H. Springer                     Valerie A. Zondorak, Assistant Secretary
Richard P. Strubel


GOLDMAN, SACHS & CO.
Distributor and Transfer Agent


GOLDMAN SACHS ASSET MANAGEMENT
Investment Adviser


Visit our internet address: www.gs.com/funds



This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Investors should read the Prospectus carefully before investing or sending money.

Goldman, Sachs & Co., distributor of the Fund, is not a bank, and Fund shares distributed by it are neither bank deposits nor obligations of, nor endorsed, nor guaranteed by, any bank or other insured depository institution, nor are they insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other government agency. Investment in the Fund involves risks, including possible loss of the principal amount invested.

Goldman Sachs High Yield Fund invests primarily in high yield, fixed income securities rated below investment grade that are considered speculative and generally involve greater price volatility and greater risk of loss of principal and interest than investments in higher rated fixed income securities.

Goldman Sachs Government Income Fund's, Goldman Sachs Short Duration Government Fund's and Goldman Sachs Adjustable Rate Government Fund's net asset values and yields are not guaranteed by the U.S. government or by its agencies, instrumentalities or sponsored enterprises.

Goldman Sachs Municipal Income Fund and Goldman Sachs Short Duration Tax-Free Fund can invest up to 100% and 20% respectively, in private activity bonds, the interest from which is subject to the federal alternative minimum tax.

Goldman Sachs High Yield Fund's, Goldman Sachs Global Income Fund's and Goldman Sachs Core Fixed Income Fund's foreign investments and active management techniques entail risks in addition to those customarily associated with investing in dollar-denominated securities of U.S. issuers. Compared with U.S. securities markets, foreign markets may be less liquid, more volatile and less subject to governmental regulation, and may make available less public information about issuers. The Funds may incur losses because of changes in securities prices expressed in local currencies, movements in exchange rates, or both.


(C)Copyright 1998 Goldman, Sachs & Co.   All rights reserved.
Date of first use: June 30, 1998
                                                           FI/HYSAR / 40K / 6-98